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                                  EXHIBIT 99.2

          CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, J. Holly Loux, Chief Financial Officer (principal financial officer) of Hanover Capital Mortgage Holdings, Inc. (the "Registrant"), certify that, to the best of my knowledge, based on a review of the Annual Report on Form 10-K for the year ended December 31, 2002 of the Registrant (the "Report"):

      (1) The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934, as amended; and

      (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

                                         HANOVER CAPITAL MORTGAGE HOLDINGS, INC.


                                         By:    /s/ J. Holly Loux
Dated: March 28, 2003                       ------------------------------------
                                                J. Holly Loux
                                                Chief Financial Officer